                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS GROWTH OF CAPITAL AND REDUCTION OF RISK

KEMPER QUANTITATIVE
EQUITY FUND

           "... At every turn, volatility generates opportunities for buying and selling stocks. Research, experience and
              discipline serve as excellent tools for determining
                   which opportunities should be seized. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
10
Industry Sectors
11
Largest Holdings
12
Portfolio Of Investments
14
Report Of Independent Auditors
15
Financial Statements
17
Notes To Financial Statements
21
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                          6.45%
CLASS B                                          5.50%
CLASS C                                          5.65%
LIPPER GROWTH FUNDS CATEGORY AVERAGE*           14.32%


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                    AS OF      AS OF
                                   11/30/98   11/30/97
--------------------------------------------------------------------------------

KEMPER QUANTITATIVE
EQUITY FUND CLASS A               $13.31     $13.03
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE
EQUITY FUND CLASS B               $12.98     $12.84
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE
EQUITY FUND CLASS C               $13.02     $12.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER QUANTITATIVE EQUITY FUND
 RANKINGS AS OF 11/30/98
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

                               CLASS A     CLASS B      CLASS C
--------------------------------------------------------------------------------
  1-YEAR                       #749 of      #766 of      #762 of
                              961 funds    961 funds    961 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE FISCAL-YEAR, KEMPER QUANTITATIVE EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
 SHORT-TERM
 CAPITAL GAIN                   $0.33       $0.33       $0.33
--------------------------------------------------------------------------------
 LONG-TERM
 CAPITAL GAIN                   $0.20       $0.20       $0.20
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings since inception. Please consult the prospectus for a description of investment policies.

FUNDAMENTAL INVESTING In addition to rigorous analysis of quantitative data, such as stock price trends and balance sheet information, fundamental investing also includes an emphasis on less number-driven factors, such as meetings with company management and product comparisons.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of 7 percent in the U.S. equity market.

QUANTITATIVE INVESTING An investment strategy that focuses on statistical analysis and calculations of stock and economic data. Quantitative investing often involves sophisticated computer modeling.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[FORTUNA PHOTO]

LEAD PORTFOLIO MANAGER PHILIP FORTUNA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE JOINED THE ORGANIZATION IN 1986 AS AN INSTITUTIONAL PORTFOLIO MANAGER. FORTUNA RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM CARNEGIE MELLON UNIVERSITY AND MASTER'S OF BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF CHICAGO.

FORTUNA IS SUPPORTED BY PORTFOLIO MANAGERS SHAHRAM TAJBAKHSH AND ROBERT TYMOCZKO, BOTH MEMBERS OF SCUDDER KEMPER INVESTMENTS' QUANTITATIVE GROUP.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

BELOW, THE PORTFOLIO MANAGEMENT TEAM OF KEMPER QUANTITATIVE EQUITY FUND PROVIDES AN OVERVIEW OF THE STOCK MARKET AND THE FUND'S PERFORMANCE DURING THE PAST YEAR. THEY ALSO DISCUSS IMPORTANT INFORMATION CONCERNING THE FUND'S MERGER INTO KEMPER BLUE CHIP FUND, SCHEDULED FOR FEBRUARY 5, 1999.

Q     HOW DID THE FUND PERFORM DURING THE PAST FISCAL YEAR?

A     For the one-year period ending November 30, 1998, Kemper Quantitative
Equity Fund earned 6.45 percent (Class A shares, unadjusted for any sales charges). In a particularly challenging market environment, the fund underperformed its benchmark and its peer group average. The Russell 1000 Growth Index earned 28.66 percent; and the Lipper Growth category average was 14.32 percent.

      We understand that the fund's performance may fall short of investor's hopes. Shareholders can be assured that we are never happy when a fund lags its peer group average and its benchmark by a considerable margin. But at this juncture, we would encourage shareholders to keep a long-term perspective:
Historically, the long-term upward momentum of the stock market has included pockets of turbulence along the way.

Q     SINCE THE SEMIANNUAL REPORT IN MAY 1998, THERE HAVE BEEN SOME CHANGES TO
THE PORTFOLIO MANAGEMENT TEAM. COULD YOU INTRODUCE THE FUND'S CURRENT MANAGEMENT TEAM?

A     The core team continues to be led by Philip Fortuna, a managing director at Scudder Kemper Investments. He's supported by Portfolio Managers Shahram Tajbakhsh and Robert Tymoczko, both members of the firm's Quantitative Group.

Q     YOU'VE NOTED THAT THE MARKETS WERE PARTICULARLY CHALLENGING. COULD YOU
RECAP SOME OF THE EVENTS THAT DROVE THE MARKETS, AND HOW INVESTORS RESPONDED?

A     Certainly. We'll focus on three central themes: global uncertainty, a flight to perceived quality, and the very narrow market climate that resulted. Let's proceed chronologically, beginning at the start of the fiscal year in December 1997.

      As we entered the fiscal year, the markets were in the midst of euphoric rebound. This rally had followed quickly on the heels of October 27, 1997's "Gray Monday" market correction, when concerns about Southeast Asian economic instability rippled through the U.S. markets, causing a one-day decline of 7 percent. Investors worried that decreased demand from Asia could hurt domestic companies. However, stronger-than-anticipated earnings announcements and bailout plans for the Asian nations propelled investors back to the stock market. A euphoric climate ensued, and the fervor continued through the first quarter of 1998.

      This euphoria was not rational, however, and it masked what was going on in the market as a whole. Most importantly, the rally was not broad-based. Investors were still very jittery about companies with any vulnerability to Asia, and they flocked to an elite group of mega-cap, growth-oriented companies. Investors pinned their hopes -- as

PERFORMANCE UPDATE


well as an exorbitant amount of money -- on this handful of stocks, because of the perceived stability they offered. Most stocks did not meet investors' unrealistic criteria and were left out of this flight to perceived quality. Small-cap and technology stocks suffered extreme pressure. So while market benchmarks continued to rise, earnings disappointments continued to batter the vast majority of stocks.

      The Russian debt default in August sent panic throughout the global markets, and triggered a broad-based sell-off. Although very few stocks avoided the sell-off, financial stocks felt the brunt of investors' anxiety, because of their perceived exposure to the Russian credit weakness. The August bear market soon gave way to another rally; but again, the large-cap names enjoyed a disproportionate amount of the market's favor. The prices of the large-cap highfliers continued to skyrocket, while most other stocks continued to flounder.

      For most of the year, therefore, investors' flight to perceived quality created a narrow market, driven by a small cluster of expensively valued growth stocks. In this sort of environment, there were few stocks that met the criteria of our growth-at-a-reasonable-price (GARP) discipline. However, instead of abandoning our GARP strategy and chasing these stocks, we opted to maintain a long-term focus, even at the cost of being sidelined for shorter-term gains.

Q     NOW THAT YOU'VE SUMMARIZED SOME OF THE MARKET CONDITIONS THAT HINDERED
RELATIVE PERFORMANCE, WERE THERE FUND-SPECIFIC FACTORS THAT ALSO HINDERED GAINS?

A     In hindsight, the fund would have been better served by less exposure to technology stocks, particularly component-based companies such as semiconductor manufacturer National Semiconductor. Other stocks that hurt the fund included Teradyne, Applied Materials, and Linear Technology. Many of our stocks were not able to shake the Asian flu as quickly as anticipated. We have pared back the fund's stake in Applied Materials, and have eliminated the other three stocks from the portfolio.

      Energy-stock exposure also took a toll on the fund. Although we have since sold them, Cooper-Cameron, Rowan Companies and Smith International impeded gains. Most energy stocks have had an uphill climb this year: The price of crude oil remains uncommonly low due to a variety of factors, including poor investor sentiment, warm weather and decreased demand from Asia.

      Some of the fund's apparel holdings, such as Jones Apparel and Tommy Hilfiger, also clipped returns.

Q     WHAT WORKED OUT WELL FOR THE FUND?

A     The fund does include many stocks that have performed well in a variety of industries. Telecommunications-giant MCI WorldCom, cruise operator Carnival and health-care manufacturer Bergen-Brunswig were among stocks that earned good returns. And while some technology stocks did hurt the fund, the portfolio also included more successful technology companies in the personal computer (PC) and networking subsectors. For instance, Cisco Systems, Sun Microsystems, and Compaq Computer -- three high-quality technology firms -- all contributed gains.

Q     HOW IS THE FUND CURRENTLY POSITIONED?

A     In general terms, we are gravitating toward quality-oriented, large-cap, domestic stocks. We've reduced the fund's technology position. Currently, technology stocks make up 11.4 percent of the portfolio, down from more than
27.3 percent at the start of the fiscal year. It is our judgement that a modest position in technology stocks is more market appropriate, and more consistent with the fund's emphasis on reduced risk. Among other factors, the Asian economic turmoil remains unresolved, and could continue to wreak havoc with the less-resilient technology companies. Within the technology-stock arena, we prefer hardware-, networking-, and PC-oriented names.

      We have deployed much of the proceeds of the technology-stock sales into financial services stocks. At the end of the fiscal year, the fund held 24.6 percent of its assets in financial services stocks, a considerable increase from the 12.8 percent held at the start of the fiscal year. After the Russian debt default drove down the prices of many financial services stocks, we found attractive opportunities to establish and build positions.

      The fund's allocation to health care stocks remains fairly steady at 15.5 percent. The portfolio includes quality companies such as Bergen-Brunswig, ALZA, McKesson, and Schering-Plough Corp. We also continue to find many attractive stocks within the consumer nondurable sector.

PERFORMANCE UPDATE

Q     SHORTLY AFTER THE FISCAL YEAR ENDED, THE BOARD VOTED TO REORGANIZE KEMPER
QUANTITATIVE EQUITY FUND INTO KEMPER BLUE CHIP FUND. WHAT DOES THIS MEAN FOR SHAREHOLDERS?

A     On February 5, 1999, the assets of Kemper Quantitative Equity Fund are expected to be reorganized into Kemper Blue Chip Fund. Kemper Quantitative Equity Fund will no longer exist after this date. Shareholders have three options:

1. AUTOMATIC TRANSFER INTO KEMPER BLUE CHIP FUND. Unless they indicate otherwise, shareholders will have their Kemper Quantitative Equity Fund shares automatically exchanged for shares in Kemper Blue Chip Fund. This would be a non-taxable event.

2. EXCHANGE INTO ANOTHER KEMPER FUND. Shareholders who do not wish to invest in Kemper Blue Chip Fund can exchange their shares into the same class of another Kemper fund at current net asset value. Shareholders who select the exchange option would not have to pay a sales charge to enter the new fund. However, the exchange would be a taxable event. Also, exchanges must be made before market close on February 5, 1999.

3. LIQUIDATE THE ACCOUNT. Shareholders also have the option of liquidating their account by contacting Kemper Shareholder Services or their financial representative before market close on February 5, 1999. This would be a taxable event.

  Should shareholders have any questions about these choices, we encourage them to contact their financial representative or Kemper's shareholder services department.

Q     WHAT ARE SOME OF THE POTENTIAL BENEFITS TO SHAREHOLDERS WHO OPT TO
TRANSFER THEIR ACCOUNTS INTO KEMPER BLUE CHIP FUND?

A     Kemper Blue Chip Fund offers the benefit of economies of scale and potentially lower expenses. Kemper Quantitative Equity currently holds $15 million in assets, compared to $610 million in Kemper Blue Chip Fund. Because Kemper Blue Chip Fund makes larger volume trades, the fund often receives the opportunity to make those transactions with lower associated costs. Think of the "bulk discounts" you often see advertised in stores. In addition, certain fixed costs are also spread among a larger pool of investors.

      Kemper Blue Chip Fund seeks growth of capital and of income (Please read the prospectus for Kemper Blue Chip Fund, which is included in your Kemper Quantitative Equity Fund prospectus, for more information about Kemper Blue Chip Fund.) Lead Portfolio Manager Tracy Chester, a managing director of Scudder Kemper Investments, has more than 15 years of investment management experience. In managing the fund, she utilizes the resources of the firm's large team of economists, researchers, analysts and other portfolio managers.

Q     AND, SHAREHOLDERS WHO ELECT TO TRANSFER THEIR ACCOUNTS INTO KEMPER BLUE
CHIP FUND WON'T HAVE TO PAY TAXES AS A RESULT OF THIS TRANSFER, RIGHT?

A     Yes, that's correct. The transfer option is a non-taxable event.

Q     KEMPER QUANTITATIVE EQUITY FUND SEEKS GROWTH OF CAPITAL AND THE REDUCTION
OF RISK. DOES KEMPER BLUE CHIP FUND PURSUE A DIFFERENT INVESTMENT OBJECTIVE?

A
      Kemper Blue Chip Fund seeks growth of capital and of income. The fund invests primarily in the stocks of "blue-chip" companies: large, established, domestic companies with demonstrated histories. These types of stocks are typically less volatile than smaller-cap stocks.

Q     ARE THERE SIGNIFICANT DIFFERENCES IN THE MANAGEMENT STYLES OF KEMPER
QUANTITATIVE EQUITY FUND AND KEMPER BLUE CHIP FUND?

A     Both funds follow research-intensive and disciplined stock selection strategies. Just as we do, the portfolio management team of Kemper Blue Chip Fund focuses on a variety of factors to find reasonably priced stocks with strong growth prospects. Both management teams scrutinize stock price, price-to-earnings and price-to-book ratios, earnings growth potential, and other balance-sheet data. The two teams do use different frameworks for organizing this data, however. The team of Kemper Quantitative Equity Fund utilizes quantitative modeling techniques (see Terms To Know), while the management team of Kemper Blue Chip Fund uses a fundamental investment approach (see Terms To Know), which incorporates a rigorous analysis of quantitative data.

      Also, at Scudder Kemper Investments, we portfolio managers work in a collaborative environment, sharing our best ideas with one another. For instance, the Quantitative Group contributes research to fund managers across the company.

PERFORMANCE UPDATE

Q     THANK YOU FOR PROVIDING US WITH AN OVERVIEW OF THE MARKETS AND THE FUND.
IN CLOSING, DO YOU BELIEVE THAT THE MARKET TURBULENCE WILL ABATE? OR, WILL VOLATILITY CONTINUE?

A     We expect stock market volatility to continue. The markets have corrected, but these corrections have quickly given way to euphoric rallies. We are concerned that these rebounds may be driven more by emotion and wishful thinking than by a change in fundamental stock valuations. Also, there are many indications that domestic growth is slowing. Global economic instability and domestic political turmoil could continue to plague the stock market during the next year.

      That said, we still believe that domestic stocks offer compelling opportunities for long-term investors. At every turn, volatility generates opportunities for buying and selling stocks. Research, experience and discipline serve as excellent tools for determining which opportunities should be seized. We at Scudder Kemper Investments remain committed to utilizing our extensive resources, discipline and experience to helping shareholders unlock the potential of equity investing.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR THE PERIOD ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                        1-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND CLASS A              0.36%       12.81%      (since 2/15/96)
----------------------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND CLASS B              2.50        13.41       (since 2/15/96)
----------------------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND CLASS C              5.65        14.39       (since 2/15/96)
----------------------------------------------------------------------------------------------


                                  [LINE GRAPH]
--------------------------------------------------------------------------------
 KEMPER QUANTITATIVE EQUITY FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 2/15/96 to 11/30/98

                                                   KEMPER QUANTITATIVE         RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                  EQUITY FUND CLASS A1               INDEX+                      INDEX++
                                                  --------------------         -------------------        ---------------------
2/15/96                                                  9425.00                    10000.00                    10000.00
                                                         9276.00                    10143.00                    10185.00
                                                         9683.00                    10788.00                    10642.00
                                                        10188.00                    11177.00                    10971.00
12/31/96                                                10883.00                    11851.00                    11885.00
                                                        10560.00                    11914.00                    12024.00
                                                        12226.00                    14168.00                    14334.00
                                                        13973.00                    15232.00                    15407.00
                                                        13171.00                    15602.00                    15849.00
12/31/97                                                14898.00                    17687.00                    18059.00
                                                        14750.00                    18130.00                    18655.00
                                                        12076.00                    16260.00                    16802.00
11/30/98                                                14003.00                    18880.00                    19269.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
 KEMPER QUANTITATIVE EQUITY FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 2/15/96 to 11/30/98

                                                   KEMPER QUANTITATIVE         RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                  EQUITY FUND CLASS B1               INDEX+                      INDEX++
                                                  --------------------         -------------------        ---------------------
2/15/96                                                 10000.00                    10000.00                    10000.00
                                                         9831.58                    10143.00                    10185.00
                                                        10231.60                    10788.00                    10642.00
                                                        10736.90                    11177.00                    10971.00
12/31/96                                                11452.80                    11851.00                    11885.00
                                                        11088.60                    11914.00                    12024.00
                                                        12813.50                    14168.00                    14334.00
                                                        14613.30                    15232.00                    15407.00
                                                        13763.30                    15602.00                    15849.00
12/31/97                                                15529.80                    17687.00                    18059.00
                                                        15339.70                    18130.00                    18655.00
                                                        12533.40                    16260.00                    16802.00
11/30/98                                                14212.00                    18880.00                    19269.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
 KEMPER QUANTITATIVE EQUITY FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 2/15/96 to 11/30/98

                                                   KEMPER QUANTITATIVE         RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                  EQUITY FUND CLASS C1               INDEX+                      INDEX++
                                                  --------------------         -------------------        ---------------------
2/15/96                                                 10000.00                    10000.00                    10000.00
                                                         9832.00                    10143.00                    10185.00
                                                        10242.00                    10788.00                    10642.00
                                                        10747.00                    11177.00                    10971.00
12/31/96                                                11463.00                    11851.00                    11885.00
                                                        11110.00                    11914.00                    12024.00
                                                        12835.00                    14168.00                    14334.00
                                                        14645.00                    15232.00                    15407.00
                                                        13784.00                    15602.00                    15849.00
12/31/97                                                15561.00                    17687.00                    18059.00
                                                        15383.00                    18130.00                    18655.00
                                                        12565.00                    16260.00                    16802.00
11/30/98                                                14555.00                    18880.00                    19269.00

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

  *Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER QUANTITATIVE EQUITY FUND TO THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

  +The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Investors cannot actually make investments in this index.

 ++The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is TowersData. Investors cannot actually make investments in this index.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1998, AND ON NOVEMBER 30, 1997.

                                  [BAR GRAPH]

                                       KEMPER QUANTITATIVE FUND ON        KEMPER QUANTITATIVE FUND ON
                                                 11/30/98                           11/30/97
FINANCE                                           27.70                              12.80

CONSUMER NON-DURABLES                             24.00                              28.90

HEALTH CARE                                       16.10                              17.80

TECHNOLOGY                                        11.90                              27.30

UTILITIES                                          7.30                               3.00

CAPITAL GOODS                                      5.20                               6.10

ENERGY                                             3.70                                  _

CONSUMER DURABLES                                  2.20                               1.40

BASIC INDUSTRIES                                   1.10                               1.80

TRANSPORTATION                                        -                               0.90

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER QUANTITATIVE EQUITY FUND REPRESENTED ON NOVEMBER 30, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.

                                  [BAR GRAPH]

                                         KEMPER QUANTITATIVE FUND ON        KEMPER QUANTITATIVE FUND ON
                                                   11/30/98                           11/30/97
FINANCE                                             27.70                               7.10

CONSUMER NON-DURABLES                               24.00                              29.90

HEALTH CARE                                         16.10                              21.90

TECHNOLOGY                                          11.90                              26.40

UTILITIES                                            7.30                               2.90

CAPITAL GOODS                                        5.20                               8.90

ENERGY                                               3.70                               0.80

CONSUMER DURABLES                                    2.20                               0.60

BASIC INDUSTRIES                                     1.90                               1.50

TRANSPORTATION                                          -                               0.10

* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 34.1 percent of the fund's total net assets on November 30, 1998


HOLDINGS                                                                      PERCENT
--------------------------------------------------------------------------------------
1.          Jefferson-Pilot               Engaged in the writing of life,        4.2%
                                          health and accident insurance and
                                          annuities, and also in the
                                          ownership and operation of radio
                                          and television stations.
--------------------------------------------------------------------------------------
2.          MCI Worldcom                  One of the largest long distance       4.0%
                                          telecommunications companies in the
                                          world, offering domestic and
                                          international voice, data and video
                                          products and services.
--------------------------------------------------------------------------------------
3.          Cisco Systems                 The largest, most comprehensive        3.6%
                                          supplier of routing software and
                                          related systems that direct the
                                          flow of data between local area
                                          networks, this company is a play on
                                          the explosive growth of the
                                          Internet.
--------------------------------------------------------------------------------------
4.          Texaco                        Engaged in the worldwide               3.6%
                                          exploration for and production,
                                          transportation, refining and
                                          marketing of crude oil, natural gas
                                          and petroleum products.
--------------------------------------------------------------------------------------
5.          Cigna                         A leading provider of insurance and    3.3%
                                          related financial services
                                          throughout the United States and
                                          the world.
--------------------------------------------------------------------------------------
6.          Sun Microsystems              A provider of high performance         3.3%
                                          workstations, servers, and
                                          networking software for the
                                          engineering, scientific, commercial
                                          and technical industries.
--------------------------------------------------------------------------------------
7.          Alza                          Engaged in the development of          3.2%
                                          pharmaceutical products using
                                          advanced drug delivery techniques
                                          to add medical and economic value
                                          to drug suppliers.
--------------------------------------------------------------------------------------
8.          Ameritech                     Global provider of                     3.0%
                                          telecommunications services,
                                          including local and long distance
                                          telephone, cellular, paging,
                                          on-line, security monitoring and
                                          cable television services.
--------------------------------------------------------------------------------------
9.          MERCK                         A leading research-driven              3.0%
                                          pharmaceutical products and
                                          services company. Merck discovers,
                                          develops and manufactures a broad
                                          range of products to improve human
                                          and animal health.
--------------------------------------------------------------------------------------
10.         TORCHMARK                     Provider of insurance and financial    2.9%
                                          services, including direct response
                                          marketing for banks.
--------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                                   NUMBER
                                                                                     OF
 COMMON STOCKS                                                                     SHARES     VALUE
---------------------------------------------------------------------------------------------------
BANKING--2.0%
                               BankAmerica Corp.                                    1,200   $    78
                               Citigroup, Inc.                                      2,000       100
                               Community First Bankshares                           6,000       128
                               --------------------------------------------------------------------
                                                                                                306
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.9%
                               ConAgra                                              4,000       126
                               Ecolab                                               5,000       155
                               --------------------------------------------------------------------
                                                                                                281
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.0%
                               General Electric Co.                                 3,900       353
                         (a)   Sunstrand Corp.                                      3,500       189
                               Tyco International, Ltd.                             1,500        99
                               Waste Management, Inc.                               2,537       109
                               --------------------------------------------------------------------
                                                                                                750
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.4%
                         (a)   AutoZone                                             4,900       148
                               Carnival Corp.                                       9,000       310
                               Deluxe Corp.                                         2,000        69
                               Dillard Department Stores                            5,700       196
                         (a)   Jones Apparel Group                                  8,000       185
                               Lowes Companies                                      4,000       169
                               NIKE, Inc.                                             650        26
                         (a)   Payless ShoeSource, Inc                              2,000        98
                               Rite Aid Corp.                                       8,000       371
                         (a)   Tommy Hilfiger Corp.                                 4,000       242
                               Walt Disney Co.                                      6,000       193
                               --------------------------------------------------------------------
                                                                                              2,007
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.1%
                               HON Industries, Inc.                                 4,500       107
                               Magna International, Inc., "A"                       1,500       100
                               Maytag Corp.                                         2,000       108
                               --------------------------------------------------------------------
                                                                                                315
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--9.7%
                               American Greetings Corp.                             5,400       228
                               Avon Products                                        2,000        81
                               Dole Food Co.                                        2,000        63
                               Newell Co.                                           4,500       199
                               Procter & Gamble Co.                                 1,600       140
                               Universal Corp.                                     10,600       373
                               UST, Inc.                                           10,800       375
                               --------------------------------------------------------------------
                                                                                              1,459
---------------------------------------------------------------------------------------------------
ENERGY--3.6%
                               Texaco, Inc.                                         9,300       535
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
FINANCE--24.6%
                               Allstate Corp.                                       9,400       383
                               Ambac Financial Group, Inc.                          2,500       153
                               American General Corp.                               4,200       296
                               BB & T Corp.                                         3,000       111
                               Bear Stearns Cos.                                    3,000       126
                               CIGNA Corp.                                          6,300       490
                               Federal National Mortgage Association                3,600       262
                               ITT Hartford Group                                   1,400        77
                               Jefferson-Pilot Corp.                                9,250       631
                               Lincoln National Corp.                               3,500       293
                               Merrill Lynch & Co.                                  1,200        90
                               MGIC Investment Corp.                                1,800        79
                               Morgan Stanley Dean Witter & Co.                     2,500       174

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                                   NUMBER
                                                                                     OF
                                                                                   SHARES     VALUE
---------------------------------------------------------------------------------------------------
                               Torchmark Corp.                                     11,600   $   441
                               Waddell & Reed Financial
                                 Class "A"                                            660        16
                                 Class "B"                                          2,840        66
                               --------------------------------------------------------------------
                                                                                              3,688
---------------------------------------------------------------------------------------------------
HEALTH CARE--15.5%
                         (a)   ALZA Corp.                                           9,200       481
                               American Home Products Corp.                         3,800       202
                               Astra AB, ADR                                       11,466       212
                               Bergen Brunswig Corp.                                5,000       311
                               Cardinal Health, Inc.                                3,135       215
                               First Health Group Corp.                             1,100        18
                               McKesson Corp.                                       3,000       214
                               Merck & Co.                                          2,900       449
                               Schering-Plough Corp.                                2,000       213
                               --------------------------------------------------------------------
                                                                                              2,315
---------------------------------------------------------------------------------------------------
TECHNOLOGY--11.4%
                         (a)   Applied Materials, Inc.                              1,800        70
                               Cadence Design Systems                               4,500       127
                         (a)   Cisco Systems                                        7,200       543
                               Compaq Computer Corp.                               10,600       345
                         (a)   Computer Sciences Corp.                              2,400       137
                         (a)   Sun Microsystems                                     6,600       489
                               --------------------------------------------------------------------
                                                                                              1,711
---------------------------------------------------------------------------------------------------
UTILITIES--7.1%
                               Ameritech Corp.                                      8,400       454
                         (a)   MCI WorldCom, Inc.                                  10,200       602
                               --------------------------------------------------------------------
                                                                                              1,056
                               --------------------------------------------------------------------
                               TOTAL INVESTMENTS--96.3%
                               (Cost: $11,260)                                               14,423
                               --------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--3.7%                    549
                               --------------------------------------------------------------------
                               NET ASSETS--100%                                             $14,972
                               --------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $11,260,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $3,502,000, the gross unrealized depreciation was $339,000 and the net unrealized appreciation on investments was $3,163,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER QUANTITATIVE EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Quantitative Equity Fund as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Quantitative Equity Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

  Chicago, Illinois
  January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(IN THOUSANDS)

-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $11,260)                           $14,423
-------------------------------------------------
Cash                                          565
-------------------------------------------------
Receivable for:
  Fund shares sold                             13
-------------------------------------------------
  Dividends                                    19
-------------------------------------------------
  Reimbursement from Adviser                    6
-------------------------------------------------
    TOTAL ASSETS                           15,026
-------------------------------------------------

-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------

Payable for:
  Fund shares redeemed                          5
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                             23
-------------------------------------------------
  Trustees' fees and other                     26
-------------------------------------------------
    Total liabilities                          54
-------------------------------------------------
NET ASSETS                                $14,972
-------------------------------------------------

-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------

Paid-in capital                           $13,146
-------------------------------------------------
Accumulated net realized loss on
investments                                (1,337)
-------------------------------------------------
Net unrealized appreciation on
investments                                 3,163
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $14,972
-------------------------------------------------

-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price
  per share
  ($6,162  divided by 463 shares
  outstanding)                             $13.31
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10%
  of net asset value or 5.75% of
  offering price)                          $14.12
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($5,154  divided by 397 shares
  outstanding)                             $12.98
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($1,556  divided by 120 shares
  outstanding)                             $13.02
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($2,100  divided by 157 shares
  outstanding)                             $13.40
-------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998
(IN THOUSANDS)

-------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------
Dividends                                 $   137
-------------------------------------------------
Interest                                       30
-------------------------------------------------
    Total investment income                   167
-------------------------------------------------
Expenses:
  Management fee                               82
-------------------------------------------------
  Distribution services fee                    42
-------------------------------------------------
  Administrative services fee                  28
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                             66
-------------------------------------------------
  Professional fees                            13
-------------------------------------------------
  Reports to shareholders                      35
-------------------------------------------------
  Registration fees                             3
-------------------------------------------------
  Trustees' fees and other                     16
-------------------------------------------------
    Total expenses before expense
    waiver                                    285
-------------------------------------------------
Less expenses waived by investment
manager                                        44
-------------------------------------------------
    Total expenses after expense waiver       241
-------------------------------------------------
NET INVESTMENT LOSS                           (74)
-------------------------------------------------

-------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
-------------------------------------------------
  Net realized loss on sales of
  investments                              (1,490)
-------------------------------------------------
  Net realized gain from futures
  transactions                                153
-------------------------------------------------
    Net realized loss                      (1,337)
-------------------------------------------------
 Change in net unrealized appreciation
 on investments                             2,051
-------------------------------------------------
Net gain on investments                       714
-------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $   640
-------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                YEAR ENDED NOVEMBER 30,
                                                                -----------------------
                                                                  1998           1997

---------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
 Net investment loss                                                  $   (74)      (46)
---------------------------------------------------------------------------------------
 Net realized gain (loss)                                              (1,337)      501
---------------------------------------------------------------------------------------
 Change in net unrealized appreciation                                  2,051       680
---------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                           640     1,135
---------------------------------------------------------------------------------------
Distribution from net realized gain                                      (466)      (78)
---------------------------------------------------------------------------------------
Net increase from capital share
transactions                                                            3,581     5,564
---------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                            3,755     6,621
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------
Beginning of year                                                      11,217     4,596
---------------------------------------------------------------------------------------
END OF YEAR                                                           $14,972    11,217
---------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $1,337,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3  TRANSACTIONS WITH
   AFFILIATES                MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $72,000 for the year ended November 30, 1998 after a fee waiver by Scudder Kemper.

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the fund. Under this arrangement, Scudder Kemper absorbed expenses of $34,000 for the year ended November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A Shares are as follows:

                                                                        COMMISSIONS    COMMISSIONS ALLOWED
                                                                      RETAINED BY KDI    BY KDI TO FIRMS
                                                                      ---------------  -------------------
                             Year ended November 30, 1998             $     3,000             39,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS

                             Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:


                                                                      DISTRIBUTION FEES (NET         COMMISSIONS AND
                                                                       OF WAIVER) AND CDSC       DISTRIBUTION FEES PAID
                                                                         RECEIVED BY KDI             BY KDI TO FIRMS
                                                                      -------------------       ----------------------
                             Year ended November 30, 1998             $      41,000                        87,000


                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID
                                                                       (NET OF WAIVER)    ASF PAID BY
                                                                      BY THE FUND TO KDI  KDI TO FIRMS
                                                                      ------------------  ------------
                             Year ended November 30, 1998             $      1,000            20,000


                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $48,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1998, the fund made no payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

                             PROPOSED MERGER. The Board of Trustees has approved a reorganization of the fund with Kemper Blue Chip Fund pursuant to which fund assets and liabilities will be transferred to Kemper Blue Chip Fund in exchange for Kemper Blue Chip Fund shares, which will be distributed to fund shareholders. Fund shareholders approved the reorganization at a shareholder meeting held in mid-December 1998 and the reorganization is expected to close in early February 1999.

--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS              For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):




                             Purchases                                 $12,260
                             Proceeds from sales                         9,610

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS              The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                          YEAR ENDED NOVEMBER 30,
                                                                           1998            1997
                                                                      --------------  --------------
                                                                      SHARES  AMOUNT  SHARES  AMOUNT

                             -----------------------------------------------------------------------
                              SHARES SOLD
                              Class A                                   261   $3,536    140  $1,750
                             -----------------------------------------------------------------------
                              Class B                                   225   2,924     137   1,715
                             -----------------------------------------------------------------------
                              Class C                                    31     398      55     647
                             -----------------------------------------------------------------------
                              Class I                                    87   1,172     450   5,443
                             -----------------------------------------------------------------------
                             -----------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             -----------------------------------------------------------------------
                              Class A                                    12     154       3      30
                             -----------------------------------------------------------------------
                              Class B                                     9     114       2      19
                             -----------------------------------------------------------------------
                              Class C                                     4      53       1      14
                             -----------------------------------------------------------------------
                              Class I                                    11     137       1      15
                             -----------------------------------------------------------------------
                             -----------------------------------------------------------------------
                              SHARES REDEEMED
                             -----------------------------------------------------------------------
                              Class A                                  (104) (1,371)    (11)    (147)
                             -----------------------------------------------------------------------
                              Class B                                   (46)   (580)    (27)    (341)
                             -----------------------------------------------------------------------
                              Class C                                   (15)   (197)    (36)    (425)
                             -----------------------------------------------------------------------
                              Class I                                  (203) (2,759)   (265)  (3,156)
                             -----------------------------------------------------------------------
                             -----------------------------------------------------------------------
                              CONVERSION OF SHARES
                             -----------------------------------------------------------------------
                              Class A                                     4      49       1       12
                             -----------------------------------------------------------------------
                              Class B                                    (4)    (49)     (1)     (12)
                             -----------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL
                              SHARE TRANSACTIONS                              $3,581          $5,564
                             -----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          -----------------------------
                                                     CLASS A
                                          -----------------------------
                                            YEAR ENDED    FEBRUARY 15
                                           NOVEMBER 30,       TO
                                          --------------  NOVEMBER 30,
                                           1998    1997      1996
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------
Net asset value, beginning of period      $13.03   11.12          9.50
-----------------------------------------------------------------------
Income from investment operations:
  Net investment loss                       (.02)   (.03)           --
-----------------------------------------------------------------------
  Net realized and unrealized gain           .83    2.13          1.62
-----------------------------------------------------------------------
Total from investment operations             .81    2.10          1.62
-----------------------------------------------------------------------
Less distribution from net realized
gain                                         .53     .19            --
-----------------------------------------------------------------------
Net asset value, end of period            $13.31   13.03         11.12
-----------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               6.53%  19.25         17.05
-----------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    1.48%   1.45          1.48
-----------------------------------------------------------------------
Net investment loss                         (.30)%  (.36)         (.16)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    1.80%   1.45          2.26
-----------------------------------------------------------------------
Net investment loss                         (.62)%  (.36)         (.94)
-----------------------------------------------------------------------

                                          -----------------------------
                                                     CLASS B
                                          -----------------------------
                                            YEAR ENDED    FEBRUARY 15
                                           NOVEMBER 30,       TO
                                          --------------  NOVEMBER 30,
                                           1998    1997      1996
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------
Net asset value, beginning of period      $12.84   11.04          9.50
-----------------------------------------------------------------------
Income from investment operations:
  Net investment loss                       (.06)   (.08)         (.04)
-----------------------------------------------------------------------
  Net realized and unrealized gain           .73    2.07          1.58
-----------------------------------------------------------------------
Total from investment operations             .67    1.99          1.54
-----------------------------------------------------------------------
Less distribution from net realized
gain                                         .53     .19            --
-----------------------------------------------------------------------
Net asset value, end of period            $12.98   12.84         11.04
-----------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               5.50%  18.37         16.21
-----------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    2.29%   2.27          2.32
-----------------------------------------------------------------------
Net investment loss                        (1.11)% (1.18)        (1.00)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    2.78%   2.27          3.15
-----------------------------------------------------------------------
Net investment loss                        (1.60)% (1.18)        (1.83)
-----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          -----------------------------
                                                     CLASS C
                                          -----------------------------
                                            YEAR ENDED    FEBRUARY 15
                                           NOVEMBER 30,       TO
                                          --------------  NOVEMBER 30,
                                           1998    1997      1996
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------
Net asset value, beginning of period      $12.86   11.05          9.50
-----------------------------------------------------------------------
Income from investment operations:
  Net investment loss                       (.10)   (.11)         (.04)
-----------------------------------------------------------------------
  Net realized and unrealized gain           .79    2.11          1.59
-----------------------------------------------------------------------
Total from investment operations             .69    2.00          1.55
-----------------------------------------------------------------------
Less distribution from net realized
gain                                         .53     .19            --
-----------------------------------------------------------------------
Net asset value, end of period            $13.02   12.86         11.05
-----------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               5.65%  18.45         16.32
-----------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    2.17%   2.16          2.33
-----------------------------------------------------------------------
Net investment loss                         (.99)% (1.07)        (1.01)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    2.45%   2.16          3.12
-----------------------------------------------------------------------
Net investment loss                        (1.27)% (1.07)        (1.80)
-----------------------------------------------------------------------

                                          -----------------------------
                                                     CLASS I
                                          -----------------------------
                                            YEAR ENDED    SEPTEMBER 9
                                           NOVEMBER 30,       TO
                                          --------------  NOVEMBER 30,
                                           1998    1997      1996
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------
Net asset value, beginning of period      $13.08   11.14          9.67
-----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               .01    (.01)           --
-----------------------------------------------------------------------
  Net realized and unrealized gain           .84    2.14          1.47
-----------------------------------------------------------------------
Total from investment operations             .85    2.13          1.47
-----------------------------------------------------------------------
Less distribution from net realized
gain                                         .53     .19            --
-----------------------------------------------------------------------
Net asset value, end of period            $13.40   13.08         11.14
-----------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               6.82%  19.48         15.20
-----------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    1.09%   1.26          1.08
-----------------------------------------------------------------------
Net investment income (loss)                 .09%   (.17)         (.05)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------
Expenses                                    1.16%   1.26          2.23
-----------------------------------------------------------------------
Net investment income (loss)                 .02%   (.17)        (1.20)
-----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------



                                             YEAR ENDED          FEBRUARY 15
                                            NOVEMBER 30,             TO
                                          ----------------       NOVEMBER 30,
                                           1998      1997           1996
--------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                $14,972   11,217         4,596
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)           72%      84            72
--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund for the year ended November 30, 1998 and the period ended November 30, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

The fund paid a distribution of $.20 per share from net long-term capital gains during the year ended November 30, 1998, of which 25% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES AND OFFICERS


TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK CASADY                 LINDA J. WONDRACK
Chairman and Trustee            President                   Vice President

LEWIS A. BURNHAM                PHILIP J. COLLORA           MAUREEN E. KANE
Trustee                         Vice President and          Assistant Secretary
                                Secretary
DONALD L. DUNAWAY                                           CAROLINE PEARSON
Trustee                         JOHN R. HEBBLE              Assistant Secretary
                                Treasurer
ROBERT B. HOFFMAN                                           ELIZABETH C. WERTH
Trustee                         PHILIP FORTUNA              Assistant Secretary
                                Vice President
DONALD R. JONES                                             BRENDA LYONS
Trustee                         ANN M. MCCREARY             Assistant Treasurer
                                Vice President
THOMAS W. LITTAUER
Trustee and Vice President      KATHRYN L. QUIRK
                                Vice President
SHIRLEY D. PETERSON
Trustee                         CORNELIA SMALL
                                Vice President
WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania Avenue
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


KEMPER FUNDS LOGO
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund/Growth Style Funds prospectus.
KQEF-2 (1/27/99) 1064390